UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2005

(Date of Report (Date of earliest event reported))

AM-CH, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of other jurisdiction of incorproation or organization)

1-9684

(Commission File Number)

33-0147725

(I.R.S. Employer Identification No.)

2 North Riverside, Chicago, Illinois

(Address of principal executive offices)

60606

(Zip code)

(312) 466-3966

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 8, 2005, Stephen Ottman resigned from the Board of Directors of the Company.  On that date, Philip G. Tinkler was elected as the sole member of the Board of Directors to replace Mr. Ottman.

On July 8, 2005, Kenneth Posner resigned as Chief Executive Officer of the Company, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AM-CH, INC. (Registrant)

By: /s/ Philip G. Tinkler
Philip G. Tinkler, Sole Director
Date: July 8, 2005